John Hancock Variable Insurance Trust

Supplement dated August 13, 2015

to the Prospectus dated April 27, 2015

International Core Trust

U.S. Equity Trust (the “funds”)

Effective September 1, 2015, Dr. Thomas Hancock will no longer serve as a portfolio manager to the funds. Accordingly, all references to Dr. Thomas Hancock as a portfolio manager to the funds are removed from the prospectus. Dr. Neil Constable and Mr. Chris Fortson will be added as portfolio managers to the funds. Dr. David Cowan, Mr. Ben Inker, and Mr. Sam Wilderman will also continue to manage the funds.

Accordingly, the following replaces the portfolio manager information under the heading “Portfolio management”:

Dr. Neil Constable Head of Quantitative Research, Global Equity Managed fund since 2015	Dr. David Cowan Head of Global Equity Team Managed fund since 2012	Mr. Chris Fortson Head of Fundamental Research, Global Equity Managed fund since 2015
Mr. Ben Inker Co-Head of Asset Allocation Team Managed fund since 2014	Mr. Sam Wilderman Co-Head of Asset Allocation Team Managed fund since 2014

The following information relating to Dr. Neil Constable and Mr. Chris Fortson is added to the portfolio manager information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).”

Funds	Portfolio Managers
International Core Trust	Global Equity Team
U.S. Equity Trust	Global Equity Team

•	Dr. Neil Constable. Head of Quantitative Research, Global Equity; joined GMO in 2006.

•	Dr. David Cowan. Co-Director of the Team; joined GMO in 2006 and has been responsible for portfolio management of GMO’s domestic equity portfolios since 2006 and GMO’s international equity portfolios since 2012.

•	Mr. Chris Fortson. Head of Quantitative Research, Global Equity, GMO; joined GMO in 2009.

•	Mr. Ben Inker. Co-Head, Asset Allocation Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.

•	Mr. Sam Wilderman. Co-Head, Asset Allocation Team, GMO. Mr. Wilderman has been responsible for overseeing portfolio management of GMO’s asset allocation portfolios since September 2012. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Team.

The senior members allocate responsibility for portions of the funds to various members of the Team, oversee the implementation of trades on behalf of the funds, review the overall composition of the funds’ portfolios, and monitor cash flows.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.